                                                                   EXHIBIT 10.26




                       Imperial Credit Industries, Inc.


                      Deferral of Executive Compensation
                                    Plan II



                               PLAN II DOCUMENT


                                Effective Date
                                January 1, 1999

                       IMPERIAL CREDIT INDUSTRIES, INC.

                  DEFERRAL OF EXECUTIVE COMPENSATION PLAN II


                               TABLE OF CONTENTS

     Purpose...............................................................    4
     Article 1         DEFINITIONS.........................................    4
     Article 2         ELIGIBILITY AND ENROLLMENT..........................    6
     Article 2.1       Eligibility.........................................    6
     Article 2.2       Enrollment Requirements.............................    7
     Article 3         EMPLOYMENT STATUS...................................    7
     Article 3.1       Employment..........................................    7
     Article 3.2       No Employment Agreement Created.....................    7
     Article 4         COMPENSATION DEFERRALS..............................    7
     Article 4.1       Deferral Elections..................................    7
     Article 4.2       Deferral Enrollment and Election Period.............    8
     Article 4.3       Deferral Election Changes...........................    8
     Article 4.4       Vesting of Deferrals................................    8
     Article 5         INVESTMENT OPTIONS..................................    8
     Article 5.1       The Committee Shall Select Investment Options.......    8
     Article 5.2       Changes in Investment Options.......................    8
     Article 6         COMPANY MATCH.......................................    9
     Article 6.1       Company Match.......................................    9
     Article 7         BENEFITS............................................    9
     Article 7.1       Pre-Retirement Death Benefit........................    9
     Article 7.2       Termination Benefit on Voluntary Resignation........    9
     Article 7.3       Total and Permanent Disability......................    9
     Article 7.4       Retirement Benefits.................................    9
     Article 8         BENEFICIARY DESIGNATION.............................   10
     Article 8.1       Beneficiary.........................................   10
     Article 8.2       Beneficiary Designation, Change, Spousal Consent....   10
     Article 8.3       No Beneficiary; No Beneficiary Designation..........   10
     Article 9         FUNDING.............................................   10
     Article 9.1       "Rabbi Trust".......................................   10
     Article 9.2       Plan Trustee........................................   10
     Article 9.3       Company Insolvency..................................   11
     Article 10        LEAVE OF ABSENCE....................................   11
     Article 10.1      Paid Leave of Absence...............................   11
     Article 10.2      Unpaid Leave of Absence.............................   11
     Article 11        TERMINATION, AMENDMENT OR MODIFICATION..............   11
     Article 11.1      Termination.........................................   11
     Article 11.2      Amendment...........................................   11
     Article 12        PLAN ADMINISTRATION.................................   12
     Article 12.1      Committee Responsibilities and Duties...............   12
     Article 12.2      Binding Effect of Decisions.........................   12

     Article 12.3      Indemnity of Committee..............................   12
     Article 13        CLAIMS PROCEDURE....................................   12
     Article 13.1      Presentation of Claim...............................   12
     Article 13.2      Notification of a Decision..........................   13
     Article 13.3      Review of a Denied Claim............................   13
     Article 13.4      Decision on Appeal..................................   13
     Article 13.5      Legal Action........................................   14
     Article 14        MISCELLANEOUS.......................................   14
     Article 14.1      Non-qualified Plan..................................   14
     Article 14.2      Unsecured General Creditor..........................   14
     Article 14.3      Nonassignability....................................   14
     Article 14.4      Not a Contract of Employment........................   14
     Article 14.5      Governing Law.......................................   15
     Article 14.6      Notice                                                 15
     Article 14.7      Spouse's Interest...................................   15
     Article 14.8      Validity............................................   15
     Article 14.9      Legal Fees to Enforce Rights After Change in Control   15

                       IMPERIAL CREDIT INDUSTRIES, INC.

                  DEFERRAL OF EXECUTIVE COMPENSATION PLAN II


                                    Purpose
                                    -------

The purpose of the ICII Deferral of Executive Compensation Plan II ("DEC Plan II") is to provide a benefit to a select group of highly compensated employees and Directors of ICII and its subsidiaries who contribute materially to the success of Imperial Credit Industries, Inc. ("ICII").

The DEC Plan II will allow the highly compensated employees and Director of ICII and its subsidiaries to defer income on a pre-tax basis and will create an incentive for the participants to increase their ownership in ICII.

                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

For purposes of the DEC Plan II, the following terms or phrases shall have the following indicated meanings:

1.1 "According Balance" shall mean the balance in a Participant's Deferral Account that is held in the Trust. The Account Balance is a bookkeeping entry only and shall be utilized as a measurement of the amounts to be paid to a Participant, or his or her beneficiary.

1.2 "Annual Base Salary" shall mean the annual cash compensation, paid by-weekly, relating to services performed during any calendar year, excluding bonuses, commissions, employee benefits, stock options, relocation expenses, incentive payments, non-monetary awards, automobile and other allowances paid to a Participant for employment services rendered. Annual Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participants pursuant to all qualified or non-qualified plans under Code Sections 125, 401(k), 402(e)(3) or 402(h).

1.3 "Annual Bonus" shall mean any compensation, in addition to Annual Base Salary or Commissions paid to a Participant as an Employee under any annual bonus, incentive bonus or cash incentive plans.

1.4 "Annual Deferral Amount" shall mean that portion of a Participant's Annual Base Salary, Commissions, Annual Bonus and Director's Fees that a Participant defers in any one Plan Year.

1.5 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 8, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.6  "Board" shall meant the Board of Directors of Imperial Credit Industries,
     Inc.

DEC Plan II
Page 5

1.7 "Commission" shall mean compensation received for producing business with the amount being determined by a formula (e.g. percentage of sales volume).

1.8 "Committee" shall mean the administration committee for the DEC Plan II as described in Article 12.

1.9 "Company" shall mean Imperial Credit Industries, Inc., its subsidiaries and any successor to all or substantially all of the Company's assets or business.

1.10 "Company Match" shall mean the amount contributed by ICII to the Plan in accordance with Article 6.1 of the Plan.

1.11 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Deferral Account, less (iii) all distributions made to Participant or his or her Beneficiary pursuant to the Plan that relate to his or her Deferral Account.

1.12 "Director" shall mean any non-Employee member of the Board of Directors of ICII of Southern Pacific Bank or any future ICII subsidiary companies.

1.13 "Disability" shall mean the period of disability during which a Participant qualifies for disability benefits under the Participant's Company's disability plan.

1.14 "Employee" shall mean a person who is an employee of ICII, Southern Pacific Bank, Imperial Business Credit, Inc., Imperial Capital Group, LLC, Imperial Credit Asset Management, Inc., Imperial Credit Advisors, Inc., Imperial Credit Commercial Mortgage Asset Management Corporation, Skypark Capital Management, Inc., or any future ICII subsidiary companies.

1.15 "Participant" shall mean any (i) Director or (ii) any Employee who earned $100,000 annually in the previous calendar year or whose annual base salary is $100,000 or more (iii) who elects to participate in the Plan and, (iv) who signs a Plan Agreement and an Election and Beneficiary Designation Form. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an Account Balance under the Plan, even if he or she has interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.16 "Plan" shall mean the ICII Deferral of Executive Compensation Plan II.

1.17 "Plan II Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between the Participant and the Company.

DEC Plan II
Page 6


1.18 "Plan Year" shall mean a period beginning January 1 of each calendar year and continuing through December 31 of such calendar year.

1.19 "Pre-Retirement Survivor Benefit" shall mean the benefit paid to the Beneficiary of a Participant in the event of the Participant's death prior to retirement.

1.20 "Rabbi Trust" or "Trust" shall mean the trust that has been established to fund the DEC Plan II.

1.21 "Retirement" or "Normal Retirement Age" shall be on or after that date on which the Participant's age plus years of service shall be equal to or greater than 65. A Participant who reaches Normal Retirement Age may not receive distributions if the Participant is still employed by ICII or its subsidiaries.

1.22 "Termination of Employment" shall mean the discontinuance of employment with ICII or its subsidiaries as an employee or a Director for any reason other than retirement, disability, death or an authorized leave of absence.

1.23 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship for the Participant.

1.24 "Vesting" shall mean the period of time that the Company Match must remain in the Trust, and the Participant must remain employed by ICII or its subsidiaries before the Participant is entitled to the Company Match.


                                   ARTICLE 2

                          ELIGIBILITY AND ENROLLMENT
                          --------------------------

2.1  Eligibility
     -----------

     In order for an Employee to become a Participant in the ICII DEC Plan II, the Employee must earn $100,000 or more annually. To determine eligibility, the Committee will ensure that (i) the Employee earned $100,000 or more in the previous Calendar Year, or (ii) the Employee's current annual base salary and/or earnings is $100,000 or more.

     Eligibility employees and Directors shall enroll no later than the first day of the Plan Year, or on the first day of the month following the month in which the Employee or Director meets all eligibility criteria.

DEC Plan II
Page 7


2.2  Enrollment Requirements
     -----------------------

     As a condition of participation, each eligible Employee or Director shall complete, execute and return a DEC Plan II Agreement and an Election and Beneficiary Designation Form to the Committee. The Committee may, at its discretion, require Participants to complete other enrollment requirements.


                                   ARTICLE 3

                               EMPLOYMENT STATUS
                               -----------------

3.1  Employment
     ----------

     The Company agrees, subject to Section 3.2 below, to employ Participant in such capacity as the Company may determine, with such duties, responsibilities and compensation as determined by the Board of Directors, or as delegated to the ICII or subsidiary Chief Executive Officer.

     Participant agrees, while employed by Company, to devote his/her attention exclusively to the business of the Company and to use best efforts to provide faithful and satisfactory service to the Company.

3.2  No Employment Agreement Created
     -------------------------------

     No provision of this Plan shall be deemed to restrict or limit any existing employment agreement by and between the Company and the Participant, nor shall any conditions herein create specific employment rights to the Participant nor limit the right of the Company to discharge the Participant with or without cause. In a similar fashion, no provision shall limit the Participant's rights to voluntarily sever employment at any time, and the employment relationship between the Company and the Participant shall continue to be "at will", unless subject to a contract for a specific term.


                                   ARTICLE 4

                            COMPENSATION DEFERRALS
                            ----------------------

4.1  Deferral Elections
     ------------------

     A Participant may elect to defer up to fifty percent (50%) of Annual Base Salary and Commissions and/or up to one hundred percent (100%) of Annual Bonus payments in the DEC Plan II. A Director may defer up to one hundred percent (100%) of the Director's retainer and meeting fees.

DEC Plan II
Page 8


4.2  Deferral Enrollment and Election Period
     ---------------------------------------

     Eligible Participants are required to enroll within thirty (30) days prior to a new Plan Year by completing and submitting all appropriate forms to the Committee. Employees hired during a Plan Year or whose Annual Base Salary compensation is increased to $100,000 or more during a Plan Year, and newly appointed Directors are eligible to enroll on the first day of the month following the month they meet the eligibility requirements.

4.3  Deferral Election Changes
     -------------------------

     Participants have the right to amend or discontinue the election deferral percentage provided they notify the Committee, in writing, within fifteen
     (15) days of the next ensuing Plan Year. Failure to notify the Committee within fifteen (15) days of the next ensuing Plan Year (and those that follow) shall constitute a waiver by Participant to elect a different compensation reduction percentage and a reaffirmation and notification to continue the compensation reduction levels selected in the immediately preceding Plan Year.

     Deferral elections made by a Participant cannot be changed or discontinued during a Plan Year. This is an IRS requirement for executive deferred compensation plans.

4.4  Vesting of Deferrals
     --------------------
     A Participant shall be 100% vested at all times in his/her Deferral
     Account.


                                   ARTICLE 5

                              INVESTMENT OPTIONS
                              ------------------

5.1  The Committee Shall Select Investment Options
     ---------------------------------------------

     The Committee shall select the investment options that are available to all Participants. The Committee will annually review the performance of the investments and make changes as deemed appropriate.

5.2  Changes in Investment Options
     -----------------------------

     Participants may change the investments they have selected on a quarterly basis. To make the changes, Participants must notify the Committee, in writing, no later than fifteen (15) days prior to the beginning of the quarter.

DEC Plan II
Page 9

                                   ARTICLE 6

                                 COMPANY MATCH
                                 -------------

6.1  Company Match
     -------------

     There will be no Company Match in DEC Plan II.



                                 ARTICLE 7

                                 BENEFITS
                                 --------

7.1  Pre-Retirement Death Benefit
     ----------------------------

     In the event a Participant dies while still an Employee of the Company, the Company agrees to pay the Participant's Beneficiary the amount credited to Participant in the form of a lifetime annuity issued by a life insurance company (with a rating by Standard & Poors of "AA-" or better).

7.2  Termination Benefit on Voluntary Resignation
     --------------------------------------------

     Should the Participant terminate employment for reasons other than retirement, disability or death, Participant shall receive from the Company and the Company agrees to pay the Participant the amount credited to the Participant's Account Balance.

7.3  Total and Permanent Disability
     ------------------------------

     In the event the Participant shall become totally or permanently disabled (either physically or mentally), all as defined by the Social Security Administration, while still an Employee of the Company, the Company agrees to pay the Participant the amount credited to the Participant in the form of a lifetime annuity issued by a life insurance company (with a rating by Standard & Poors of "AA-" or better), as requested by the Participant.

7.4  Retirement Benefits
     -------------------

     If the Participant remains in the employment of the Company until the Normal Retirement Age defined in Article 1.22, the Participant shall be entitled to receive from the Company, and the Company agrees to pay Participant provided Participant is no longer employed by ICII or its subsidiaries, the amount credited to Participant's account in the form of a lifetime annuity issued by a life insurance company (with a rating by Standard & Poors of "AA-" or better), as requested by Participant.

DEC Plan II
Page 10


                                   ARTICLE 8

                            BENEFICIARY DESIGNATION
                            -----------------------

8.1  Beneficiary
     -----------

     Each Participant shall have the right, at any time, to designate a Beneficiary(ies) (both primary as well as contingent) to receive benefits payable under the DEC Plan II upon the death of the Participant.

8.2  Beneficiary Designation, Change, Spousal Consent
     ------------------------------------------------

     Each Participant shall designate a Beneficiary by completing the Beneficiary Designation section of the Election and Beneficiary Designation From and submitting it to the Committee, or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and returning an Election and Beneficiary Designation Form to the Committee or designated agent.

     If the Participant is married and names someone other than his or her spouse as a Beneficiary, the Participant must have his or her spouse sign a spousal consent (which must be notarized) and return it to the Committee or its designated agent.

     The Committee shall rely on the last Election and Beneficiary Designation Form filed by the Participant and received by the Committee prior to his or her death.

8.3  No Beneficiary; No Beneficiary Designation
     ------------------------------------------

     If a Participant fails to designate a Beneficiary, then the Participant's spouse (if any) shall be deemed to be the Beneficiary. If all designated Beneficiaries (primary and contingent) are deceased at the time of the distribution of the Participant's account, all benefits shall be made payable to the executor or personal representative of the Participant's estate.


                                   ARTICLE 9

                                    FUNDING
                                    -------

9.1  "Rabbi Trust"
     -------------
     The DEC Plan II shall be funded through the establishment of a Rabbi Trust as defined by the Internal Revenue Service in Revenue Procedure 92-64.

9.2  Plan Trustee
     ------------

     Company shall deposit with a Plan Trustee in the Rabbi Trust various amounts, which shall become the principal of the Trust to be held, administered and disposed of by Trustee as provided by the Plan.

DEC Plan II
Page 11


9.3  Company Insolvency
     ------------------

     In the event the Company becomes insolvent, Trustee shall discontinue payments to Plan Participants to their Beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors. Participants or their Beneficiaries have the right as general creditors of the Company with respect to benefits due under the Plan or otherwise.


                                  ARTICLE 10

                               LEAVE OF ABSENCE
                               ----------------

10.1 Paid Leave of Absence
     ---------------------

     If a Participant is authorized by the Company for any reason to take a paid leave of absence from employment, the Participant shall continue to be considered employed and the Company shall continue to withhold deferrals from Participant's earnings.

10.2 Unpaid Leave of Absence
     -----------------------

     If a Participant is authorized by the Company for any reason to take an unpaid leave of absence, the Participant shall continue to be considered employed and the Participant shall be excused from making deferrals until the date the leave of absence expires and the Participant returns to a paid status.


                                  ARTICLE 11

                    TERMINATION, AMENDMENT OR MODIFICATION
                    --------------------------------------

11.1 Termination
     -----------

     Company anticipates that it will continue the DEC Plan II for an indefinite period of time; however, there is no guarantee that the Company will not terminate the DEC Plan II at any time in the future. The Company reserves the right to discontinue its sponsorship of the DEC Plan II at any time by action of its Board of Directors.

     Upon the termination of the DEC Plan II, the Company may, at its discretion, pay the Participant the amount credited to Participant's account in the form of a lump sum or in the form of a lifetime annuity issued by a life insurance company (with a rating by Standard & Poors of "AA-" or better).

11.2 Amendment
     ---------

     Company may at any time, amend or modify the DEC Plan II in whole or in part by action of the Board of Directors; provided that (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time of the amendment or modification; and (ii) no amendment or modification has

DEC Plan II
Page 12


     any effect on benefits being received by a Participant or Beneficiary who has become entitled to benefits as of the date of amendment or modification.


                                  ARTICLE 12

                              PLAN ADMINISTRATION
                              -------------------

12.1 Committee Responsibilities and Duties
     -------------------------------------

     The DEC Plan II shall be administered by the DEC Plan II Committee. The Committee will be appointed by the Board of Directors, and shall have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of the Plan and
     (ii) decide or resolve any and all questions including interpretations of this Plan.

     Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself.

12.2 Binding Effect of Decisions
     ---------------------------

     The decisions or actions of the Committee with respect to any question in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.3 Indemnity of Committee
     ----------------------

     Company shall indemnify and hold the Committee members blameless against any and all claims, losses, damages, expenses and liabilities arising from any action or failure to act with respect to the Plan, except in the case of willful misconduct by the Committee or any of its members.


                                  ARTICLE 13

                               CLAIMS PROCEDURE
                               ----------------

13.1 Presentation of Claim
     ---------------------

     Any Participant or Beneficiary of a deceased Participant may deliver to the Committee a written claim for determination with respect to the Participant's Account Balances. All claims must be made within ninety (90) days of the date on which the event that caused the claim to arise occurred.

DEC Plan II
Page 13


13.2 Notification of a Decision
     --------------------------

     The Committee shall consider a claim within thirty (30) days of the claims being filed and shall notify the Participant or Beneficiary in writing of the determination of the claim.

13.3 Review of a Denied Claim
     ------------------------

     Within sixty (60) days after receiving a notice from the Committee that a claim, in whole or in part, has been denied, a Participant or Beneficiary (or a duly authorized representative) may file a written appeal with the Committee for a review of the denial. Thereafter, but not later than thirty (30) days after the review procedure began, the Participant or Beneficiary (or a duly authorized representative):

          a.   may review pertinent documents;
          b.   may submit documents; and/or
          c. may request a hearing, which the Committee may grant, at its sole discretion.

13.4 Decision on Appeal
     ------------------

     The Committee shall submit its written decision on the appeal of a denial within thirty (30) days of the submission of a written request for review of a denial, unless a hearing is held, in which case the Committee's decision must be rendered within ninety (90) days after the date of the written request for review of a denial.

DEC Plan II
Page 14


13.5 Legal Action
     ------------

     A Participant or Beneficiary must comply with the foregoing provisions of this Article as a prerequisite to commencing any legal action with respect to any claim for benefits under this Plan.


                                  ARTICLE 14

                                 MISCELLANEOUS
                                 -------------

14.1 Non-qualified Plan
     ------------------

     The Plan is intended to be a non-qualified plan within the meaning of Code
     Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a).

14.2 Unsecured General Creditor
     --------------------------

     Participants and their Beneficiaries, heirs and successors shall have no legal or equitable rights, interests or claims in any property or assets of the Company. For purposes of the payment of benefits under this Plan, any and all of the Company's assets shall be, and remain, the general, unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

14.3 Nonassignability
     ----------------

     Neither a Participant nor any other person shall have the right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance or actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are unassignable and non-transferable. No part of the amount payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant, be transferrable by operation of law in the event of a Participant's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

14.4 Not a Contract of Employment
     ----------------------------

     The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between Company and the Participant. Such employment is hereby acknowledgeable to be an "at will" employment relationship which can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement.

DEC Plan II
Page 15


14.5 Governing Law
     -------------

     The provisions of this Plan shall be construed and interpreted according to the internal laws of the State of California without regard to its conflict of laws principles.

14.6 Notice
     ------

     Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the address below:

                    Imperial Credit Industries, Inc.
                    DEC Committee
                    23550 Hawthorne Boulevard
                    Bldg.1, Suite 230
                    Torrance, CA  90505

     Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand delivered or sent by mail to the last known address of the Participant.

14.7 Spouse's Interest
     -----------------

     The interest in the benefits hereunder for a spouse of a Participant who dies prior to the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will.

14.8 Validity
     --------

     In case any provisions of the Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but his Plan shall be construed and enforced as if such illegal or invalid provisions had never been inserted herein.

14.9 Legal Fees to Enforce Rights After Change in Control
     ----------------------------------------------------

     The Company is aware that upon the occurrence of a Change in Control, the Board of Directors or a shareholder, or any successor corporation might cause or attempt to cause the Company or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company to institute litigation seeking to deny Participants the benefits intended under the Plan. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company irrevocably authorizes such Participant to retain counsel of his or her choice at the expense of the Company to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the

DEC Plan II
Page 16


     Company or any director, officer, shareholder or other person affiliated with the Company or any successor thereto in any jurisdiction.


IN WITNESS WHEREOF, the Company has signed this Plan as of November 17, 1998.

                                    "Company"
                                    Imperial Credit Industries, Inc.


                                    By:     /s/ W. David Hourigan
                                           -----------------------------
                                    Title:  V.P., Human Resources
                                           -----------------------------